VOYAGEUR INSURED FUNDS
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
(each, a"Series")

Supplement to the Series' Prospectus dated December 3, 2004

The following replaces the information in the section titled Who manages the Funds - Portfolio managers on page 43:
Portfolio managers

Joseph R. Baxter and Robert F. Collins have primary responsibility for making the day-to-day investment decisions for the Tax-Free Arizona Insured Fund, Tax-Free California Fund and Tax-Free Colorado Fund. Mr. Baxter and Mr. Collins assumed responsibility for these Funds on April 22, 2004 and June 25, 2004, respectively.

Joseph R. Baxter, Senior Vice President/Senior Portfolio Manager, is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware Investments in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

Robert F. Collins, Senior Vice President/Senior Portfolio Manager, is a graduate of Ursinus College where he earned his Bachelor of Arts degree in economics. Prior to joining Delaware Investments in 2004, he co-managed the municipal portfolio management group within PNC Advisors, overseeing the tax-exempt investments of high-net worth and institutional accounts. Previously, Mr. Collins headed the municipal fixed income team at Wilmington Trust Company, managing funds and high-net worth accounts. Mr. Collins is a CFA Charterholder and a former president of the Financial Analysts of Wilmington.

This Supplement is dated November 23, 2005.